Amendment No. 5 to Fourth Amended and Restated

Receivables Purchase Agreement
and
Reaffirmation of Performance Undertakings

                    This Amendment No. 5 to Fourth Amended and Restated Receivables Purchase Agreement and Reaffirmation of Performance Undertakings (this “Amendment”) is entered into as of January 3, 2005, among Dairy Group Receivables, L.P. (“Dairy I”), Dairy Group Receivables II, L.P. (“Dairy II”), Specialty Group Receivables, L.P. (“Specialty”), Dean National Brand Group, L.P. (“National Brand” and together with Dairy I, Dairy II and Specialty, the “Sellers” and each a “Seller”), each entity signatory hereto as an Additional Servicer (each an “Additional Servicer” and collectively, the “Additional Servicers”), each entity signatory hereto as a Financial Institution (each a “Financial Institution” and collectively, the “Financial Institutions”), each entity signatory hereto as a Company (each a “Company” and collectively, the “Companies”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA (Main Office Chicago)), as Agent (the “Agent”), and Dean Foods Company, as Provider (“Provider”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Fourth Amended and Restated Receivables Purchase Agreement, dated as of March 30, 2004, among the Sellers, the Servicers party thereto, the Financial Institutions, the Companies and the Agent (as amended by Amendment No. 1 thereto, dated as of April 5, 2004, as further amended by Amendment No. 2 thereto, dated as of June 3, 2004, and as further amended by Amendment No. 3 thereto, dated as of August 13, 2004, and as further amended by Amendment No. 4 thereto, dated as of November 18, 2004, the “Receivables Purchase Agreement”).

R E C I T A L S:

                    The Sellers, the Financial Institutions, the Companies, the Servicers and the Agent are parties to the Receivables Purchase Agreement.

                    In connection with the Receivables Purchase Agreement, Provider entered into each of (i) that certain Third Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy I, (ii) that certain Second Amended and Restated Performance Undertaking, dated as of March 30, 2004, by Provider in favor of Dairy II, (iii) that certain Specialty Performance Undertaking, dated as of November 20, 2003, by Provider in favor of Specialty and (iv) that certain National Brand Performance Undertaking, dated as of March 30, 2004, by Provider in favor of National Brand (collectively, the “Performance Undertakings”).

                    The Sellers, the Companies, the Financial Institutions and the Agent desire to amend the Receivables Purchase Agreement to, among other things, add each Additional Servicer as a “Servicer” thereunder, effective as of the date hereof, and Provider desires to reaffirm its obligations under the Performance Undertakings, all as more fully described herein.

                    NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                    Section 1. Additional Servicers to be Party to the Receivables Purchase Agreement. Subject to the terms and conditions set forth herein, upon satisfaction of the conditions precedent set forth in Section 4 hereof and effective as of the date hereof (the “Effective Date”), the Receivables Purchase Agreement is hereby amended to add each Additional Servicer as a “Servicer” party to the Receivables Purchase Agreement. As of the Effective Date, each Additional Servicer hereby agrees to be a “Servicer” party to the Receivables Purchase Agreement, as amended hereby, and hereby assumes all of the obligations and liabilities of, and hereby agrees to be bound by all of the terms, covenants and conditions with respect to a “Servicer” under the Receivables Purchase Agreement, as amended hereby, and under any other Transaction Document to which it is a party.

                    Section 2. Amendments. Immediately upon the satisfaction of each of the conditions precedent set forth in Section 4 of this Amendment, the Receivables Purchase Agreement is hereby amended as follows:

                         (a) Section 5.1(m) of the Receivables Purchase Agreement is hereby amended by inserting the phrase “and each of the New National Brand Entities represents and warrants that since September 30, 2004,” immediately following the phrase “and each of the New Entities represents and warrants that since December 31, 2002,” where such phrase appears therein.

                         (b) Section 7.1(e)(ii) of the Receivables Purchase Agreement is hereby amended by (i) inserting the phrase “each New National Brand Entity,” immediately following the phrase “each Additional Entity,” where such phrase appears therein, and (ii) inserting the phrase “on or prior to January 3, 2005 with respect to any Originator that is a New National Brand Entity,” immediately following the phrase “on or prior to November 20, 2003 with respect to Specialty Group and any Originator that is an Additional Entity,” where such phrase appears therein.

                         (c) Article VIII of the Receivables Purchase Agreement is hereby amended by (i) inserting the phrase “, each New National Brand Entity” immediately following each occurrence of the phrase “each Additional Entity” in such Article, and (ii) inserting the phrase “, each New National Brand Entity’s,” immediately following the phrase “each Additional Entity’s” where such phrase appears in Section 8.6 thereof.

                         (d) Exhibit I to the Receivables Purchase Agreement is hereby amended by amending and restating the definition of the term “DHR” where it appears in the definition of “Dilution Reserve” in its entirety to read as follows: “DHR = the result of dividing the aggregate amount of all sales by all Originators during the prior one and a half calendar months by the Net Receivables Balance”.

                         (e) Exhibit I to the Receivables Purchase Agreement is hereby amended by amending and restating the definitions of “Credit and Collection Policy”, “Facility Termination Date”, “Purchase Limit” and “Yield and Servicer Reserve” in their entirety to read as follows:

     “Credit and Collection Policy” means each Originator’s credit and collection policies and practices relating to Writings, Contracts and Receivables existing on the date hereof with respect to each New Entity, on November 20, 2003 with respect to each Additional Entity, on the Original Closing Date with respect to each other Originator, and on January 3, 2005 with respect to each New National Brand Entity and summarized in Exhibit VIII hereto, as modified from time to time in accordance with this Agreement.

     “Facility Termination Date” means the earliest of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) November 17, 2007.

     “Purchase Limit” means $600,000,000, as such amount may be modified in accordance with the terms of Section 4.6(b).

     “Yield and Servicer Reserve” means, on any date, an amount equal to 2.0% of the Net Receivables Balance as of the close of business of the Servicers on such date.

Notwithstanding anything to the contrary contained herein, the parties hereto hereby agree that the amendment and restatement of the definition “Facility Termination Date” shall have been effective as of December 31, 2004.

                         (f) Exhibit I to the Receivables Purchase Agreement is hereby amended by adding thereto the following new defined term in proper alphabetical order:

     “New National Brand Entity” means each of Horizon Organic Holding Corporation, a Delaware corporation, and White Wave, Inc., a Colorado corporation.

                         (g) Exhibit III to the Receivables Purchase Agreement is hereby supplemented by the information contained on Annex A hereto.

                         (h) Exhibit IV to the Receivables Purchase Agreement is hereby

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

supplemented by the Collection Banks, Collection Accounts and Lock-Boxes listed on Annex B hereto.

                         (i) Exhibit X to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex C hereto.

                         (j) Schedule A to the Receivables Purchase Agreement is hereby amended and restated in its entirety to read as set forth on Annex D hereto.

                         (k) Schedule D to the Receivables Purchase Agreement is hereby amended by inserting references to the following Originators in the list of Originators on such schedule in the appropriate alphabetical order: “Horizon Organic Holding Corporation” and “White Wave, Inc.”.

                    Section 3. Reaffirmation of Performance Guaranty. Provider acknowledges the amendments to the Receivables Purchase Agreement effected hereby and reaffirms that its obligations under each of the Performance Undertakings and each other Transaction Document to which it is a party continue in full force and effect with respect to the Receivables Purchase Agreement.

                    Section 4. Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date hereof upon the satisfaction of the following conditions precedent:

                         (a) Documentation. The Agent shall have received each of the documents listed on Annex E hereto, each in form and substance satisfactory to the Agent.

                         (b) Representations and Warranties. As of the date hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Receivables Purchase Agreement and in each other Transaction Document shall be true and correct as though made on and as of the date hereof (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

                         (c) No Amortization Event or Potential Amortization Event. As of the date hereof, both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each Seller shall be deemed to have represented and warranted such).

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Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

                    Section 5. Miscellaneous.

                         (a) Effect; Ratification. The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Receivables Purchase Agreement or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which the Companies, the Financial Institutions or the Agent may now have or may have in the future under or in connection with the Receivables Purchase Agreement or any other instrument or agreement referred to therein. Each reference in the Receivables Purchase Agreement to “this Agreement,” “herein,” “hereof” and words of like import and each reference in the other Transaction Documents to the “Receivables Purchase Agreement” or to the “Purchase Agreement” or to the Receivables Purchase Agreement shall mean the Receivables Purchase Agreement, as amended hereby. This Amendment shall be construed in connection with and as part of the Receivables Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Receivables Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                         (b) Transaction Documents. This Amendment is a Transaction Document executed pursuant to the Receivables Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                         (c) Costs, Fees and Expenses. Each Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                         (d) Counterparts. This Amendment may be executed in any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                         (e) Severability. Any provision contained in this Amendment which is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining

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Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                         (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

                         (g) Confirmation of Ownership and/or Security Interest. National Brand hereby confirms (i) the sale and assignment of Purchaser Interests pursuant to Section 1.1 of the Receivables Purchase Agreement and (ii) the grant of security interest pursuant to Section 14.14(b) of the Receivables Purchase Agreement to the Agent for the ratable benefit of the Purchasers in all of National Brand’s right, title and interest in, to and under all Receivables now existing or hereafter arising, all Collections, each Lock-Box, each Collection Account, all Related Security, all other rights and payments relating to such Receivables, and all proceeds of any thereof.

(Signature Pages Follow)

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Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

                    IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

DAIRY GROUP RECEIVABLES, L.P., as a Seller

By: Dairy Group Receivables GP, LLC, Its: General Partner

DAIRY GROUP RECEIVABLES II, L.P., as a Seller

By: Dairy Group Receivables GP II, LLC, Its: General Partner

SPECIALTY GROUP RECEIVABLES, L.P., as a Seller

By: Specialty Group Receivables GP, LLC, Its: General Partner

DEAN NATIONAL BRAND GROUP, L.P., as a Seller

I	By: Dean National Brand Group GP, LLC, ts: General Partner

By:
Name: Cory Olson
Title:	Authorized Signatory

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

FALCON ASSET SECURITIZATION CORPORATION, as a Company

By:
Name: Sherri Gerner
Title:	Authorized Signer

JPMORGAN CHASE BANK, N.A. (successor by merger to BANK ONE, NA (MAIN OFFICE CHICAGO)), as a Financial Institution and as Agent

By:
Name: Sherri Gerner
Title: Vice President

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

ATLANTIC ASSET SECURITIZATION CORP., as a Company

By:	Calyon New York Branch (successor to Credit Lyonnais New York Branch)
Its:	Attorney-In-Fact

By:
Name:
Title:

By:
Name:
Title:

CALYON NEW YORK BRANCH (successor to Credit Lyonnais New York Branch), as a Financial Institution

By:
Name:
Title:

By:
Name:
Title:

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

NIEUW AMSTERDAM RECEIVABLES CORPORATION, as a Company

By:
Name:
Title:

COOPERATIEVE CENTRALE RAIFFEISEN - BOERENLEENBANK B.A. “Rabobank International”, New York Branch, as a Financial Institution

By:
Name:
Title:

By:
Name:
Title:

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

BLUE RIDGE ASSET FUNDING CORPORATION, as a Company

By: Its:	Wachovia Capital Markets, LLC Attorney-In-Fact

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Financial Institution

By:
Name:
Title:

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

DEAN FOODS COMPANY, as Provider

By:
Name: Cory Olson
Title: Authorized Signatory

HORIZON ORGANIC HOLDING CORPORATION, as an Additional Servicer WHITE WAVE, INC., as an Additional Servicer

By:
Name: Cory Olson
Title: Authorized Signatory

Amendment no. 5 to fourth amended and restated
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of performance undertakings

Annex A

EXHIBIT III

JURISDICTION OF ORGANIZATION; PRINCIPAL PLACE OF BUSINESS;
LOCATION(S) OF RECORDS;
ORGANIZATIONAL IDENTIFICATION NUMBER; OTHER NAMES

Horizon Organic Holding Corporation

Jurisdiction of organization: Delaware

Principal place of business: 2515 McKinney Avenue
Suite 1200 Dallas, TX 75201

Location of records: 6311 Horizon Lane
Longmont, CO 80503

Organization Identification Number:   2730444

Other names:	Capricorn Acquisition Sub, Inc. (merged into Horizon Organic
Holding	Corporation on January 2, 2004)
Horizon Organic Dairy, Inc. (merged into Horizon Organic Holding Corporation on January 3,2005)

White Wave, Inc.

Jurisdiction of organization: Colorado

Principal place of business: 2515 McKinney Avenue
Suite 1200 Dallas, TX 75201

Location of records: 1990 N. 57th Court Boulder, CO 80301

Organization Identification Number:     19871384593

Amendment no. 5 to fourth amended and restated
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Annex B

EXHIBIT IV

NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

Bank/Account	Originator	Lock-Box
U.S. Bank, National	Horizon Organic	Horizon Organic
Association	Holding Corporation	Dairy, Inc.
Boulder, CO 80526	(successor by merger	Dept. 0306
Account: 194310714119	to Horizon Organic	Denver, CO 80256-0306
Dairy, Inc.)

Wells Fargo Bank	White Wave, Inc.	White Wave, Inc.
Account: 4945018034		Dept. 1458
Denver, CO 80291

Amendment no. 5 to fourth amended and restated
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of performance undertakings

Annex C

EXHIBIT X

FORM OF MONTHLY REPORT

[See attached]

Amendment no. 5 to fourth amended and restated
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of performance undertakings

Annex D

SCHEDULE A

COMMITMENTS, COMPANY PURCHASE LIMITS,
PAYMENT ADDRESSES AND RELATED FINANCIAL INSTITUTIONS

Commitments and Payment Addresses of Financial Institutions

Financial Institution	Commitment	Payment Address
JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago))	$244,800,000	JPMorgan Chase Bank, National Association Asset Backed Finance Mail Code IL1-0594 1 Bank One Plaza Chicago, Illinois 60670-0594 Fax: (312) 732-1844

Calyon New York Branch (successor to Credit Lyonnais New York Branch)	$122,400,000	1301 Avenue of the Americas 17th Floor New York, New York 10019

Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. “Rabobank International”, New York Branch	$122,400,000	245 Park Avenue New York, NY 10167

Wachovia Bank, National Association	$122,400,000	191 Peachtree Street, N.E. Mail Code GA 8088, 22nd Fl. Atlanta, GA 30303

Amendment no. 5 to fourth amended and restated
receivables purchase agreement and reaffirmation
of performance undertakings

SCHEDULE A (CONT’D)

Company Purchase Limits, Payment Addresses and
Related Financial Institutions of Companies

	Company		Related
	Purchase		Financial
Company	Limit	Payment Address	Institution(s)

Falcon Asset Securitization Corporation	$240,000,000	c/o JPMorgan Chase Bank, National Association, as Agent Asset Backed Finance Mail Code IL1-0594 1 Bank One Plaza Chicago, Illinois 60670- 0594 Fax: (312) 732-1844	JPMorgan Chase Bank, National Association (successor by merger to Bank One, NA (Main Office Chicago))

Atlantic Asset Securitization Corp.	$120,000,000	c/o Calyon New York Branch 1301 Avenue of the Americas 17th Floor New York, New York 10019	Calyon New York Branch (successor to Credit Lyonnais New York Branch)

Nieuw Amsterdam Receivables Corporation	$120,000,000	c/o Global Securitization Services 445 Broadhollow Road Suite 239 Melville, NY 11747	Cooperatieve Centrale Raiffeisen - Boerenleenbank B.A. “Rabobank International”, New York Branch

Amendment no. 5 to fourth amended and restated
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Blue Ridge Asset Funding Corporation	$120,000,00	0 c/o Wachovia Capital Markets, LLC 301 S. College Stree FLR TRW 16 NC0171 Charlotte, NC 28288	Wachovia Bank, National Association

Amendment no. 5 to fourth amended and restated
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Annex E

Documents to be Delivered to the Agent on or Prior to the Date Hereof

1.	Executed copies of Amendment No. 1 to National Brand Receivables Sale Agreement.

2.	Compliance Certificates for Horizon Organic Holding Corporation and White Wave, Inc. (collectively, the “New Originators”).

3.	Pre-filing state and federal tax lien, judgment lien and UCC lien searches against each of the entities listed below from the following jurisdictions:

a)	Horizon Organic Holding Corporation: DE, TX, CO

b)	Horizon Organic Dairy, Inc.: CO, TX

c)	White Wave, Inc.: CO, TX

d)	Capricorn Acquisition Sub, Inc.: DE, TX

e)	w Dean National Brand Group, L.P.: DE

4.	Time stamped receipt copies of proper UCC termination statements necessary to release all security interests and other rights of any Person in the Receivables, Contracts or Related Security previously granted by each New Originator.

5.	UCC Financing Statements (i) naming Horizon Organic Holding Corporation as Debtor, National Brand as Assignor Secured Party and the Agent as Secured Party filed with the Delaware Secretary of State, (ii) naming White Wave, Inc. as Debtor, National Brand as Assignor Secured Party and the Agent as Secured Party filed with the Colorado Secretary of State, and (iii) naming Dean National Brand Group, Inc. as Debtor, National Brand as Assignor Secured Party and the Agent as Security Party filed with the Delaware Secretary of State.

6.	Secretary’s Certificate of each New Originator certifying as to its (i) organizational documents, duly certified within 30 days prior to the date hereof by the applicable Secretary of State, (ii) By-laws or other operating documents, (iii)resolutions and (iv) incumbency.

7.	Secretary’s Certificate of each of each Seller, Provider and Dean National Brand Group, Inc. certifying as to its (i) organization documents, duly certified within 30

Amendment no. 5 to fourth amended and restated
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of performance undertakings

days prior to the date hereof by the applicable Secretary of State if such entity’s organizational documents have changed since March 30, 2004 or, if such entity’s organizational documents have not changed since March 30, 2004, that there have been no changes to its organizational documents since March 30, 2004, (ii) operating documents if such entity’s operating documents have changed since March 30, 2004 or, if such entity’s operating documents have not changed since March 30, 2004, that there have been no changes to its operating documents since March 30, 2004, (iii) resolutions and (iv) incumbency.

8.	Good Standing Certificate for each of the following entities issued by the Secretaries of State of its state of incorporation and each jurisdiction where it has material operations, including:

a)	Horizon Organic Holding Corporation: DE, CO
b)	Horizon Organic Holding Corporation: DE, CO White Wave, Inc.: CO
c)	Dairy Group Receivables, L.P.: DE
d)	Dairy Group Receivables II, L.P.: DE
e)	Specialty Group Receivables, L.P.: DE
f)	Dean National Brand Group, L.P.: DE
f)	Dean National Brand Group, L.P.: DE
g)	Dean Foods Company: DE

9.	Executed copies of a Subordinated Note (as defined in the National Brand Receivables Sale Agreement) by National Brand in favor of each New Originator.

10.	Opinion of counsel to each New Originator, each Seller, Provider and Dean National Brand Group, Inc. regarding corporate, UCC and enforceability issues.

11.	Opinion of counsel to each party to the National Brand Receivables Sale Agreement, as amended, regarding true sale and substantive consolidation issues.

12.	Executed copy of a Collection Account Agreement among Horizon Organic Holding Corporation, the Agent and U.S. Bank National Association, as Collection Bank.

13.	Executed copy of an amendment to Collection Account Agreement among White Wave, Inc., the Agent and Wells Fargo Bank, N.A.

14.	If applicable:

Amendment no. 5 to fourth amended and restated
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a) Executed copies of (i) all consents from and authorizations by any Persons and (ii) all waivers and amendments to existing credit facilities that are necessary in connection with Amendment No. 1 to the National Brand Receivables Sale Agreement or this Amendment.

b) A direction letter executed by each New Originator authorizing National Brand (and its assigns) and directing warehouseman to allow National Brand (and its assigns) to inspect and make copies from each New Originator’s books and records maintained at off-site date processing or storage facilities.